UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-02333

New Perspective Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

Vincent P. Corti

New Perspective Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Mark D. Perlow

K&L Gates LLP

Four Embarcadero Center, Suite 1200

San Francisco, California 94111

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Invest in a 40-year-old

fund built for a rapidly

changing world.

Special feature page 6

New Perspective Fund®
Annual report for the year ended September 30, 2013

New Perspective Fund seeks to provide long-term growth of capital. Future income is a secondary objective.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature

6	New Perspective: A 40-year-old fund built for the future

Contents

1	Letter to investors
4	The value of a long-term perspective
12	Summary investment portfolio
17	Financial statements
31	Board of trustees and other officers

Fellow investors:

New Perspective Fund posted positive results in each quarter of its fiscal year to realize a sizable advance for the period ended September 30, 2013.

The fund gained 21.7% for those who invested the 33.1 cents-a-share dividend paid in December 2012. Its return meaningfully outpaced the 17.7% increase achieved by the fund’s primary benchmark, the unmanaged MSCI All Country World Index (ACWI), which measures returns for stock markets in 45 countries. The fund’s results also surpassed those of its peer group as gauged by the Lipper Global Funds Average, which climbed 19.8%.

This year marks the fund’s 40th anniversary, during which time it has maintained a strong track record of positive results, as shown in the table below. For added perspective, we invite you to turn to the mountain chart on page 4, which offers a dramatic illustration of how the fund’s seemingly small annualized advantage over its primary benchmark has compounded over time.

Steady progress amid fluctuating markets

Many markets abroad began fiscal 2013 on an upswing, as progress related to Europe’s debt woes, resurgent Chinese growth and policy shifts in Japan brightened prospects for stocks. Investors in the U.S. were less upbeat, as the presidential election, looming fiscal cliff and specter of rising tax rates served to dampen enthusiasm. The new year saw U.S. and global stocks shrug off concerns as feared outcomes failed to materialize. In the spring, concerns of

Results at a glance

For periods ended September 30, 2013, with all distributions reinvested.

	Cumulative
	total returns	Average annual total returns
				Lifetime
	1 year	5 years	10 years	(since 3/13/73)

New Perspective Fund (Class A shares)	21.7%	10.1%	9.9%	12.5%
MSCI AC World Index*†	17.7	7.7	7.9	—
Standard & Poor’s 500 Composite Index*	19.3	10.0	7.6	10.2
Lipper Global Funds Average	19.8	8.3	7.6	11.1

*	The indexes are unmanaged and, therefore, have no expenses.
†	The MSCI All Country World Index began operations on December 31, 1987. Results reflect dividends net of withholding taxes.

New Perspective Fund	1

Largest equity holdings
Percent of
net assets
Novo Nordisk	3.7%
Amazon	2.4
Google	1.6
Naspers	1.5
ASML Holding	1.5
Home Depot	1.5
Bayer	1.4
CME Group	1.2
Burberry	1.1
Delta Air Lines	1.1

reduced stimulus by the Federal Reserve and slower Chinese growth emerged. But after only a short pause, investor sentiment was buoyed again in the third quarter of 2013, as the Fed elected not to taper its bond purchasing program and China reported better-than-expected economic activity. Despite the seesaw action, the markets rose substantially over the course of the fiscal year.

In contrast to the generally strong developed country stock markets, those in the developing world trended down. Concerns centered on sluggish growth, fiscal unease in a number of countries and the potential for massive market outflows in response to any action taken by the Fed. Currency translation exerted a mixed impact on fund results; the euro strengthened but the Japanese yen lost considerable ground to the U.S. dollar.

Sector results — positive but varied

All 10 economic sectors that make up the index turned in positive results for the period. Those areas recording the biggest advances were consumer discretionary, industrials and health care. Conversely, returns for energy companies were in the mid-single digits, and materials stocks barely edged into positive territory. Holdings in these areas had been additive in recent years, but slowing economic activity and high extraction and distribution costs have weighed on results.

Stock selection drives returns

Solid stock selection was particularly evident among information technology companies which, as a group, more than doubled the gain of the corresponding area of the index. Fund holdings in industrials also fared well relative to the industrials companies measured by the index.

Many firms related to the airline industry turned in excellent results, which might seem surprising due to recent challenges such as high fuel costs. But airlines are buying more efficient planes, which helped Boeing (68.8%), EADS (101.0%), more commonly known as Airbus, and jet engine manufacturer United Technologies (37.7%). Industry consolidation and improved management boosted the fortunes of domestic carriers Delta Airlines (157.5%) — the top gainer in the fund — and United Continental Holdings (57.5%).

Another sizable contributor was luxury goods manufacturer Burberry (63.7%), a prime example of a developed world company benefiting from the growing purchasing power of developing world consumers. As a group, consumer companies had a very positive impact on returns, with firms such as Ford Motor (71.1%), Priceline (63.4%), Starbucks (51.7%) and Mastercard (49.0%) all posting excellent gains.

CME Group, an operator of securities exchanges such as the Chicago Mercantile Exchange, rose 28.9% — the beneficiary of efforts to further regulate derivatives trading. Ratings agency Moody’s (59.2%) jumped as more restrictive bank lending in Europe caused debt issuance to rise.

Elsewhere in the top 10

Other large positions recording meaningful gains included South African media company Naspers (49.5%); ASML Holding (42.1%), which manufactures equipment used in the production of semiconductors; chemical giant Bayer (37.3%); Home Depot (25.6%) and Amazon (22.9%). Google (16.1%) slightly trailed the broader market while pharmaceutical producer Novo Nordisk (7.5%), the fund’s largest holding and a significant positive contributor over the last few years, also lagged, due in part to delays in U.S. approval of its long-acting insulin, Tresiba.

Challenge for energy and materials

In addition to Nikon (–36.7%) and South Africa’s Shoprite Holdings (–18.6%), some of the biggest drags on returns could be found in the energy and materials areas. Petrobras (–32.5%), Potash Corp. (–28.0%) and Impala Platinum (–26.1%) all fell. Newmont Mining (–54.3%) and Barrick Gold (–48.0%) both faced operational challenges and saw their stock prices slide with the price of gold. As of period-end, the fund no longer held investments in either firm.

Four decades and counting

As noted earlier, this year marks New Perspective Fund’s 40th anniversary. Much has changed since the fund was first launched, but as you will learn in

2	New Perspective Fund

the roundtable discussion beginning on page 6, the investment mandate put in place four decades ago remains the same. We pursue an active, research-driven approach to finding companies benefiting from change taking place throughout the world. We’ll continue to do so in the next fiscal year and the decades to come.

We thank you for your commitment to long-term investing.

Cordially,

Robert W. Lovelace
President

Michael Thawley
Vice Chairman

November 5, 2013

For current information about the fund, visit americanfunds.com.

Where the fund’s assets are invested

(percent invested by country)

	September 30
	2013	2012
The Americas	48.0%	46.6%
United States	45.9	41.2
Canada	1.7	3.1
Mexico	0.3	1.7
Brazil	0.1	0.6

Europe	32.5	31.2
Euro zone*	15.3	13.9
United Kingdom	9.0	7.5
Switzerland	3.9	4.1
Denmark	3.7	4.8
Sweden	0.5	0.7
Norway	0.1	0.2

Asia/Pacific Basin	11.7	10.4
Japan	6.7	3.7
Hong Kong	1.3	0.9
Taiwan	1.2	1.2
Australia	0.9	1.7
South Korea	0.8	1.8
India	0.4	0.6
China	0.3	0.5
Singapore	0.1	—

Other	2.1	2.7

Short-term securities & other assets less liabilities	5.7	9.1

Total	100.0%	100.0%

*	Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.

New Perspective Fund	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	Includes reinvested dividends of $158,568 and reinvested capital gain distributions of $391,565.
[4]	The market index is unmanaged and, therefore, has no expenses.
[5]	From March 13, 1973, through December 31, 1987, the MSCI World Index was used because the MSCI AC World Index did not exist. MSCI World Index reflects dividends net of withholding taxes, and MSCI AC World Index results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[6]	For the period March 13, 1973 (when the fund began operations), through September 30, 1973.

4	New Perspective Fund

How a $10,000 investment has grown

There always have been reasons not to invest. If you look beyond the negative headlines, however, you will find that despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart below shows, over its lifetime, New Perspective Fund (NPF) has done demonstrably better than its relevant benchmarks. Dividends, particularly when reinvested, have accounted for a large portion of the fund’s overall results.

New Perspective Fund	5

New Perspective: A 40-year-old fund built for the future

This year, New Perspective Fund turned 40. As it enters its fifth decade, the fund faces an economic and investing landscape vastly different from that in which it began. Borders have fallen, trade has reshaped countries and transformed industries, and — thanks to technology — information traverses the globe in fractions of a second.

6	New Perspective Fund

The fund’s success in navigating this evolution is a testament to the flexibility and farsightedness of its mandate. Rather than emphasizing regions or industries, the fund’s founders chose to focus on opportunities created by change. In the following pages, we look at how the fund built its track record and discuss why its unique approach is more relevant than ever. Fund President and portfolio manager Rob Lovelace is joined in the conversation by fellow managers Isabelle de Wismes, Jody Jonsson and Brady Enright. Also participating are fund Vice Chairman, Michael Thawley; Gregg Ireland, a portfolio manager and senior fund officer; and Wally Stern, chairman emeritus of the fund who was instrumental in its launch back in 1973.

Wally Stern When we introduced the fund, its stated purpose was to take advantage of investment opportunities generated by changes in trade patterns and economic and political relationships. We presented it as an opportunity to invest in some of the best companies around the world.

Rob Lovelace Interestingly, we still use all the same language Wally mentioned, so there hasn’t been mission creep. Then, as now, we were very flexible — retaining the ability to invest in companies wherever they happened to be based.

Gregg Ireland That flexibility was important because we certainly couldn’t predict what change would look like or the form it would take. We only knew it was a constant. And sure enough, it has occurred on a grand scale. For example, the end of the Cold War and the rise of emerging markets have created tectonic shifts in the economic and investment landscape.

Wally Stern Indeed, those shifts have been huge. Practically speaking, international investing four decades ago was limited to only a handful of countries and a small number of companies within each country. What’s more, few investment organizations had the capability or interest in investing outside the U.S.

Gregg Ireland Back then, in the early ’70s, going to Europe or Asia wasn’t easy. The trips were difficult, and the people we set out to visit didn’t necessarily know or care about us. Often we were the first U.S. analysts that the people at these companies had ever encountered.

Isabelle de Wismes But this legacy is important because, like so many of the companies in which we invest, we’ve been operating worldwide for a long time. As a result, we have developed relationships in — and insight into — many regions where investment opportunity is emerging.

Rob Lovelace Initially, simply investing in companies domiciled abroad — say in the U.K., the Netherlands, or Japan — was a faithful interpretation of the fund’s mandate. But gradually the interpretation evolved to emphasize companies operating in multiple markets.

Brady Enright Companies that have demonstrated success outside their country of domicile are often among the leaders in their respective industries. The flexibility of the fund’s mandate allows us to pursue those companies wherever they might be headquartered, including the developing world.

Michael Thawley When thinking about companies at the forefront of change, the tendency may be to look at an industry like technology or pharmaceuticals where innovation is fairly easy to spot, but the reality is that there are investment opportunities to be found in every sector: energy companies with the alliances and distribution structure needed to keep up with growing demand in the developing world; consumer goods producers that understand the tastes of an increasingly diverse consumer base; and manufacturers of luxury goods that are able to cultivate

New Perspective Fund	7

brands that are coveted by the rising middle class wherever it may be.

Jody Jonsson I like to think of the companies Brady and Michael are talking about as global champions. They are very high quality with strong financial characteristics and multiple sources of demand. They are ultracompetitive on a global basis. They have great business models that are often exportable and sometimes disruptive.

Michael Thawley By focusing on these types of companies, we are able to leverage people and organizations that are themselves looking for opportunity born of change. Thus, the fund’s portfolio in some sense both anticipates and reflects the changes taking place around the world.

Rob Lovelace And because our mandate is to invest in the best companies wherever they are based, we have offices from Beijing to Mumbai to London. We’ve also had people on the ground in those places for decades, leaving us well positioned to identify and invest in those businesses relatively early.

Gregg Ireland Staying on top of the complexity is not easy, but we have a big team of analysts — and they call on a lot of companies. Internally, the information flow among portfolio managers and analysts is greater than ever and, at the same time, we’re paying close attention to what we do with the information.

Brady Enright As with companies, the need to understand what’s going on outside our home market never stops, so our research must be structured in a way that allows us to understand what it means when a company in one market is innovating in a certain way or taking a different approach or introducing a new product.

Isabelle de Wismes Because many companies operate globally, we have analysts based on different continents who cover the same industry. They form industry “clusters” that enable us to connect the dots globally and make sense of these firms and industries. We also have portfolio managers in offices from Los Angeles to London to Hong Kong. All of this enriches our dialog and yields insights that might not otherwise be possible.

Rob Lovelace Another way we’ve kept pace with a sprawling and ever-more-complex economy is by hiring people from all over the world. Within the last several years, the vast majority of our new analysts have come from Asia and India. Often their parents are from different cultures, so it’s a very diverse group. They offer invaluable perspectives and are comfortable operating across borders.

8	New Perspective Fund

Nike vs. Adidas:

On the field and around the globe

In today’s interconnected world, covering global companies means covering the globe. Case in point: It was insight gained in the second-tier Chinese city of Shenyang that solidified Lara Pellini and Beth Schulte’s investment convictions in companies headquartered in Herzogenaurach, Germany, and Beaverton, Oregon. Lara, an investment analyst located in London, and San Francisco-based Beth cover athletic footwear giants Adidas and Nike, respectively. New Perspective Fund maintains investments in both.

Though it’s not always the case that the two biggest participants in an industry are found within the same portfolio, each had strengths that Beth and Lara believed merited their inclusion. First and foremost, through innovation, marketing, sponsorship and brand identity, the two firms have managed to create a virtual duopoly in high-performance athletic footwear. Adidas is strong on its home turf of Europe and enjoys deep inroads into the soccer world. Nike holds sizable market share in the U.S. and is dominant in basketball. Adidas traces its legacy to its engineer/founder for whom performance was key; and although Nike also innovates, it’s arguably the company’s cutting edge marketing that keeps it front-of-mind for consumers.

Despite their strengths, however, many investors had grown cold on the companies.

“When we went to China, a market that represents roughly 10% of both companies’ sales, we had two concerns related to the value of our investment,” explains Lara. “One was that the slowing Chinese economy was creating inventory backlogs and triggering deep discounting. The other was that the companies might be facing a collapse in profitability as the result of their fast-paced growth and strong local competition.”

Adds Beth, “But in conversations with retailers and distributors during our visit, we learned that, in fact, the inventory was moving through the system. And though there was some discounting, people were still very willing to pay up for these brands. We also learned that the companies’ inventory controls and monitoring were much better than we expected they would be.”

Concerns allayed, Lara and Beth reiterated their conviction in firms they believe can be long-term contributors to the fund. In addition to their faith in the companies themselves, this belief stems from favorable demographics, as the size of the pie for which they’ll compete is set to increase as the global middle class expands. Studies show that GDP growth leads to increased sports participation which will, in turn, increase demand for their products. By way of example, U.S. consumers spend, on average, $320 per year on sporting footwear and apparel, while Russians spend $27. In China, the figure is only $9.

A desire to better understand these companies and their positioning relative to these trends has taken Beth and Lara to four continents. They’ve previewed innovation at the firms’ headquarters and traveled together to Europe and Brazil. On the latter trip they met with the country’s largest online athletic wear retailer, as well as officials from the upcoming World Cup and Olympics.

“Companies that are able to manage the challenges of an increasingly global economy offer considerable opportunity for investors,” says Lara. “But on our part, determining whether a company’s ambitions are matched by its execution is something that requires an intensive, collaborative effort executed on a large scale.”

“We had to go halfway around the world to find a handful of insights that catalyzed our thinking,” Beth concludes. “Not only are these things we couldn’t have known had we not gone to China, they are things that we might not have learned had we not made the journey to a second-tier city like Shenyang or traveled to Brazil. But a commitment to understanding how change, both large and small, is reshaping the investment landscape is part of New Perspective Fund’s DNA.”

New Perspective Fund	9

Brady Enright We also remain mindful that knowing and understanding the people who actually run the companies is crucial. Because our analysts often cover industries for decades, they get to know these people through full market cycles, in both good times and bad. This gives us insight as to how they might react in certain situations.

Michael Thawley These longstanding relationships with businesses in many parts of the world are truly part of our competitive advantage.

Rob Lovelace On some level everyone has access to the same data, so it’s very hard to have a statistical advantage, but I think that having the conversations Brady talks about is essential. And one thing that informs and deepens those conversations is the fact that we take a long-term perspective.

When you have a one- or three-month view, for example, meetings with management are likely to focus on what’s expected to happen in the next quarter. But if you start from the standpoint of “Let’s really talk about this particular aspect of your business that you’re trying to build over the next five years” or “Let’s talk about this mine that’s going to come on line,” that creates a completely different and —I would argue — much richer discussion.

Jody Jonsson Taking a long-term perspective and investing based on the underlying fundamentals and prospects of the business rather than potential short-term fluctuations in stock price allows us to tune out the short-term noise in order to reap the long-term opportunity.

Rob Lovelace For me, it’s always humbling to think about things once viewed as certainties that never actually came to pass. A great example is Japan. In the 1980s, it was assumed Japan was going to dominate the world, but the country has been in a 20-year economic stupor. Now everyone watches China, extrapolates its growth and sees its march to domination as inexorable. But we know that march, if it happens at all, is not going to proceed in a straight line.

Isabelle de Wismes And when we think about how the world will change, it’s not just about whether trade flows will differ or which regions will be ascendant. Technology now facilitates, communicates and expedites behavioral change. How a 15-year-old shops is much different from how her parents did. And it’s only going to evolve further, so shifts in personal habits and needs will present incredible opportunities for companies who can figure out how to capitalize on them.

Brady Enright One thing that will not change is the importance of people. There’s really no substitute for meeting with the men and women who run the businesses in which we invest. We also need to observe the culture that they’re creating within these companies. And to make sense of a more complicated world, we’ll need to have all the perspectives sitting around the table. That integrated approach to investing is going to be more and more powerful over time.

Wally Stern It’s difficult to imagine that information will flow even faster than it does today, but no doubt it will. Yet regardless of that, I think there’ll still be room for careful company analysis. Thoughtful examination of investment opportunities brought about by the ongoing transformation of the international, economic, social and political landscapes is valuable.

Gregg Ireland There are going to be some pretty important changes over the next 40 years — in truth, we won’t have to wait that long. We don’t know what they’ll be of course, but I think our investors can take comfort in knowing that we have a system that allows us to address questions as they come along and a way of investing that we believe will stand the test of time.

Rob Lovelace Our job is to stay flexible and nimble so that we can act on opportunities and adjust as the future unfolds. The fund’s mandate, coupled with our robust research effort, will help us do that — just as it has for the last 40 years. ■

10	New Perspective Fund

New Perspective Fund vs. the world

More and more nations have become home to world-class companies. In search of growth, these companies reach across borders and have operations that span hemispheres. Thus, accessing growth in a region isn’t always about investing in companies headquartered in those places. Rather, tapping into the Chinese construction boom may mean investing in a Finnish industrials firm, while an expanding Brazilian middle class could be a big driver of sales for a German athletic equipment manufacturer. By seeking to invest in companies that are benefiting from change and growth rather than emphasizing specific countries or regions, New Perspective Fund has built a track record that has surpassed not only its benchmark, but every developed country market save one: Sweden. And it has done so while remaining less volatile than all of them.

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Markets are ranked by average annual total returns (%) from the period March 13, 1973, through September 30, 2013, New Perspective Fund’s lifetime. Except for MSCI ACWI, volatility is calculated by Lipper at net asset value using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility.

MSCI indexes are unmanaged and, therefore, have no expenses. Of the more than 40 markets currently tracked by the MSCI ACWI, only 18 existed at the time of the fund’s inception. Returns are calculated with dividends net of withholding taxes reinvested and adjusted to U.S. dollars, except for the MSCI USA Index which is calculated with dividends gross of withholding taxes.

*From 3/13/73 through 12/31/87, the MSCI World Index was used because the MSCI ACWI did not exist. MSCI World Index reflects dividends net of withholding taxes, and MSCI ACWI results reflect dividends gross of withholding taxes through 12/31/00, and dividends net of withholding taxes thereafter.

New Perspective Fund	11

Summary investment portfolio September 30, 2013

Industry sector diversification	Percent of net assets

Country diversification	Percent of net assets
United States	45.9%
Euro zone*	15.3
United Kingdom	9.0
Japan	6.7
Switzerland	3.9
Denmark	3.7
South Africa	2.1
Canada	1.7
Hong Kong	1.3
Other countries	4.7
Short-term securities & other assets less liabilities	5.7

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Ireland, the Netherlands and Spain.

Common stocks 94.07%	Shares	Value (000)	Percent of net assets
Consumer discretionary 18.92%
Amazon.com, Inc.[1]	3,937,000	$1,230,864	2.38%
Major online retailer of books, CDs, DVDs, toys, apparel, home furnishings and other products.
Naspers Ltd., Class N	8,515,624	787,455	1.52
Owns operations in pay-TV, Internet services, print media and book publishing.
Home Depot, Inc.	10,000,000	758,500	1.47
The world’s largest home improvement retailer.
Burberry Group PLC [2]	22,300,991	589,924	1.14
British manufacturer of luxury clothing and non-apparel accessories.
priceline.com Inc.[1]	501,000	506,486	.98
Operates an online marketplace primarily for discounted travel services.
Time Warner Inc.	6,976,700	459,137	.89
Media and entertainment company engaged in television networks, film and TV entertainment, and publishing.
Toyota Motor Corp.	6,749,900	430,560	.83
One of the world’s largest automotive manufacturers.
Swatch Group Ltd, non-registered shares	498,968	321,114	.77
Swatch Group Ltd	681,770	76,896
One of the world’s largest watch manufacturers.
adidas AG	3,425,478	371,567	.72
Global manufacturer of sports apparel.
Honda Motor Co., Ltd.	8,757,300	332,759	.64
Develops, manufactures and sells automobiles, motorcycles and power equipment.
Las Vegas Sands Corp.	4,916,600	326,561	.63
Hotel, gaming and resort development company.
Other securities		3,591,097	6.95
		9,782,920	18.92

12	New Perspective Fund

	Shares	Value (000)	Percent of net assets
Financials 14.20%
CME Group Inc., Class A	8,208,732	$606,461	1.17%
Futures exchange company offering exchange-traded and over-the-counter derivatives.
American Express Co.	7,500,000	566,400	1.10
A leading travel and financial services company.
ACE Ltd.	5,903,800	552,360	1.07
Global provider of property and casualty insurance and reinsurance products.
Citigroup Inc.	10,582,600	513,362	.99
Financial services company engaged in consumer, corporate and investment banking, and insurance.
AIA Group Ltd.	107,328,000	504,404	.98
Life insurance and financial services provider in the Asia-Pacific region.
Goldman Sachs Group, Inc.	2,901,500	459,046	.89
Provides investment banking services.
Prudential PLC	22,986,141	428,313	.83
Major life insurance and pension provider with operations in the U.S., U.K. and Asia-Pacific region.
JPMorgan Chase & Co.	6,720,000	347,357	.67
Global financial services firm operating in the investment banking, transaction processing, asset and wealth management, and private equity sectors.
Moody’s Corp.	4,657,100	327,534	.63
Publishes credit ratings and research on fixed-income securities and commercial and government entities.
Other securities		3,033,244	5.87
		7,338,481	14.20

Health care 12.90%
Novo Nordisk A/S, Class B	11,247,317	1,909,541	3.69
A global leader in drugs to treat diabetes.
Bayer AG	6,224,860	734,001	1.42
Makes pharmaceuticals and over-the-counter medicines, and develops medical diagnostic equipment.
Gilead Sciences, Inc.[1]	9,352,700	587,724	1.14
Develops drugs to treat infectious diseases and cancer.
Regeneron Pharmaceuticals, Inc.[1]	1,422,000	444,901	.86
Biotechnology company focused on the treatment of serious medical conditions.
Baxter International Inc.	5,731,000	376,470	.73
A leading maker of blood products, renal products, and IV supplies and solutions.
Other securities		2,613,698	5.06
		6,666,335	12.90

Industrials 11.26%
Delta Air Lines, Inc.	25,000,000	589,750	1.14
One of the world’s largest airlines.
United Technologies Corp.	4,429,900	477,632	.92
Among the world’s leading producers of elevators, jet engines, helicopters, aerospace systems, security services, and heating and air conditioning systems.
Boeing Co.	3,892,000	457,310	.89
Global manufacturer for the aerospace and defense industries.
European Aeronautic Defence and Space Co. EADS NV	5,770,326	367,642	.71
Major European aerospace company focused on the manufacture of civil and military aircraft, space and propulsion systems, missiles and defense products.
United Continental Holdings, Inc.[1]	11,500,000	353,165	.68
Major airline holding company.
KONE Oyj, Class B	3,932,500	350,859	.68
Finland-based manufacturer of elevators and escalators, as well as automatic building doors.
General Electric Co.	14,000,000	334,460	.65
Global operator of infrastructure, technology, energy and finance businesses.
Other securities		2,889,740	5.59
		5,820,558	11.26

New Perspective Fund	13

Common stocks (continued)	Shares	Value (000)	Percent of net assets
Information technology 11.25%
Google Inc., Class A1	964,800	$845,078	1.64%
One of the most frequently used website search engines in the world.
ASML Holding NV	5,286,281	522,063	1.50
ASML Holding NV (New York registered)	2,564,870	253,306
A leading supplier of lithography equipment used in manufacturing semiconductors.
Taiwan Semiconductor Manufacturing Co. Ltd.	152,783,994	519,322	1.10
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	3,000,000	50,880
One of the world’s largest semiconductor manufacturers.
Microsoft Corp.	14,785,000	492,488	.95
A world leader in software and Internet technologies. Its products include the Windows operating system and Office software.
Texas Instruments Inc.	10,581,791	426,129	.82
Global maker of semiconductors and a leading producer of digital signal processors.
VeriSign, Inc.[1]	6,152,044	313,077	.61
A leading infrastructure software company, specializing in Web domain name registry and security services.
Other securities		2,391,444	4.63
		5,813,787	11.25

Consumer staples 10.34%
British American Tobacco PLC	10,314,500	547,115	1.06
The world’s second-largest tobacco company.
Nestlé SA	7,669,700	536,417	1.04
Global packaged food and beverage company based in Switzerland.
Pernod Ricard SA	3,780,791	469,491	.91
Produces wine, spirits and nonalcoholic beverages.
Anheuser-Busch InBev NV	4,224,050	420,473	.81
One of the world’s largest brewers.
SABMiller PLC	7,584,008	385,951	.74
Major global brewer with interests in over 60 countries. The company is also one of the largest bottlers of Coca-Cola products.
PepsiCo, Inc.	4,095,900	325,624	.63
A global soft drink and snack foods company.
Other securities		2,660,533	5.15
		5,345,604	10.34

Materials 4.09%
Linde AG	1,577,300	312,396	.60
Major industrial gas company headquartered in Germany.
Other securities		1,803,155	3.49
		2,115,551	4.09

Telecommunication services 1.19%
SoftBank Corp.	4,719,700	326,026	.63
Internet and telecommunications conglomerate and distributor of digital media and software.
Other securities		287,402	.56
		613,428	1.19

Other 5.02%
Other securities		2,593,919	5.02

Miscellaneous 4.90%
Other common stocks in initial period of acquisition		2,536,147	4.90

Total common stocks (cost: $30,173,482,000)		48,626,730	94.07

14	New Perspective Fund

Rights 0.02%		Value (000)	Percent of net assets
Miscellaneous 0.02%
Other rights in initial period of acquisition		$9,296	.02%

Total rights (cost: $0)		9,296	.02

Convertible securities 0.01%
Consumer staples 0.01%
Other securities		4,995	.01

Total convertible securities (cost: $5,605,000)		4,995	.01

Bonds, notes & other debt instruments 0.21%
U.S. Treasury bonds & notes 0.21%
Other securities		107,151	.21

Total bonds, notes & other debt instruments (cost: $107,081,000)		107,151	.21

Short-term securities 5.47%	Principal amount (000)
Freddie Mac 0.09%–0.17% due 12/10/2013–7/7/2014	$797,216	796,937	1.54
Fannie Mae 0.09%–0.16% due 1/2–5/19/2014	496,500	496,388	.96
Nestlé Finance International Ltd. 0.05% due 10/9/2013	13,600	13,600	.03
Other securities		1,522,837	2.94

Total short-term securities (cost: $2,829,290,000)		2,829,762	5.47

Total investment securities (cost: $33,115,458,000)		51,577,934	99.78
Other assets less liabilities		116,102	.22

Net assets		$51,694,036	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

As permitted by U.S. Securities and Exchange Commission regulations,“Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $48,259,000, which represented .09% of the net assets of the fund. Some securities within “Other securities” (with an aggregate value of $1,333,803,000, which represented 2.58% of the net assets of the fund) were acquired in transactions exempt from registration under section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.“Other securities” also includes a portion of a security which was pledged as collateral for net losses on unsettled forward currency contracts. The total value of pledged collateral was $2,285,000, which represented less than .01% of the net assets of the fund.

New Perspective Fund	15

Forward currency contracts

The fund has entered into forward currency contracts to sell currency as shown in the following table. The average notional amount of open forward currency contracts was $353,848,000 over the prior six-month period.

					Unrealized
					appreciation
			Contract amount		(depreciation)
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 9/30/2013 (000)
Sales:
Japanese yen	10/3/2013	Citibank	$96,277	¥9,400,000	$645
Japanese yen	10/3/2013	Citibank	$35,925	¥3,500,000	317
Japanese yen	10/10/2013	Bank of New York Mellon	$105,425	¥10,500,000	(1,403)
Japanese yen	10/11/2013	Citibank	$26,129	¥2,600,000	(323)
Japanese yen	10/25/2013	Bank of America, N.A.	$163,622	¥16,300,000	(2,232)
					$(2,996)

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended September 30, 2013, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 9/30/2013 (000)
Burberry Group PLC	18,697,991	3,603,000	—	22,300,991	$9,460	$589,924
Michael Page International PLC[3]	16,800,000	—	2,520,100	14,279,900	2,183	—
					$11,643	$589,924

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Unaffiliated issuer at 9/30/2013.

Key to abbreviation and symbol

ADR = American Depositary Receipts

¥= Japanese yen

See Notes to Financial Statements

16	New Perspective Fund

Financial statements

Statement of assets and liabilities at September 30, 2013	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $32,806,700)	$50,988,010
Affiliated issuer (cost: $308,758)	589,924	$51,577,934
Cash denominated in currencies other than U.S. dollars (cost: $8,267)		8,267
Cash		50
Unrealized appreciation on open forward currency contracts		962
Receivables for:
Sales of investments	150,347
Sales of fund’s shares	49,022
Dividends and interest	82,016	281,385
		51,868,598
Liabilities:
Unrealized depreciation on open forward currency contracts		3,958
Payables for:
Purchases of investments	60,678
Repurchases of fund’s shares	72,085
Investment advisory services	16,159
Services provided by related parties	17,245
Trustees’ deferred compensation	3,772
Other	665	170,604
Net assets at September 30, 2013		$51,694,036

Net assets consist of:
Capital paid in on shares of beneficial interest		$30,434,674
Undistributed net investment income		357,483
Undistributed net realized gain		2,441,178
Net unrealized appreciation		18,460,701
Net assets at September 30, 2013		$51,694,036

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (1,419,177 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$34,514,078	945,147	$36.52
Class B	287,453	7,981	36.02
Class C	1,353,637	38,202	35.43
Class F-1	1,385,284	38,124	36.34
Class F-2	1,176,354	32,208	36.52
Class 529-A	1,379,174	38,102	36.20
Class 529-B	40,065	1,121	35.75
Class 529-C	316,790	8,940	35.43
Class 529-E	68,199	1,901	35.87
Class 529-F-1	49,888	1,379	36.18
Class R-1	91,869	2,609	35.21
Class R-2	598,653	16,882	35.46
Class R-3	1,624,947	45,346	35.83
Class R-4	1,642,746	45,449	36.14
Class R-5	1,278,248	34,970	36.55
Class R-6	5,886,651	160,816	36.60

See Notes to Financial Statements

New Perspective Fund	17

Statement of operations for the year ended September 30, 2013	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $54,848; also includes $11,643 from affiliates)	$855,953
Interest	5,153	$861,106

Fees and expenses*:
Investment advisory services	181,943
Distribution services	116,366
Transfer agent services	58,667
Administrative services	10,603
Reports to shareholders	2,011
Registration statement and prospectus	575
Trustees’ compensation	860
Auditing and legal	213
Custodian	3,454
State and local taxes	161
Other	1,887	376,740

Net investment income		484,366

Net realized gain and unrealized appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (includes $3,456 net loss from affiliates)	3,075,804
Forward currency contracts	7,551
Currency transactions	(8,508)	3,074,847
Net unrealized appreciation (depreciation) on:
Investments	5,648,597
Forward currency contracts	(2,996)
Currency translations	2,180	5,647,781
Net realized gain and unrealized appreciation on investments, forward currency contracts and currency		8,722,628

Net increase in net assets resulting from operations		$9,206,994

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended September 30
	2013	2012

Operations:
Net investment income	$484,366	$450,759
Net realized gain on investments, forward currency contracts and currency transactions	3,074,847	951,989
Net unrealized appreciation on investments, forward currency contracts and currency translations	5,647,781	7,105,563
Net increase in net assets resulting from operations	9,206,994	8,508,311

Dividends paid to shareholders from net investment income	(460,157)	(413,167)

Net capital share transactions	(311,024)	(2,754,044)

Total increase in net assets	8,435,813	5,341,100

Net assets:
Beginning of year	43,258,223	37,917,123
End of year (including undistributed net investment income: $357,483 and $401,427, respectively)	$51,694,036	$43,258,223

See Notes to Financial Statements

18	New Perspective Fund

Notes to financial statements

1. Organization

New Perspective Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital. Future income is a secondary objective.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*	Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

New Perspective Fund	19

On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined.

20	New Perspective Fund

Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2013 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$9,782,920	$—	$—	$9,782,920
Financials	7,338,481	—	—	7,338,481
Health care	6,666,335	—	—	6,666,335
Industrials	5,820,558	—	—	5,820,558
Information technology	5,813,787	—	—	5,813,787
Consumer staples	5,345,604	—	—	5,345,604
Materials	2,067,292	48,259	—	2,115,551
Telecommunication services	613,428	—	—	613,428
Other securities	2,593,919	—	—	2,593,919
Miscellaneous	2,536,147	—	—	2,536,147
Rights	9,296	—	—	9,296
Convertible securities	—	4,995	—	4,995
Bonds, notes & other debt instruments	—	107,151	—	107,151
Short-term securities	—	2,829,762	—	2,829,762
Total	$48,587,767	$2,990,167	$—	$51,577,934

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$962	$—	$962
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(3,958)	—	(3,958)
Total	$—	$(2,996)	$—	$(2,996)

*	Forward currency contracts are not included in the investment portfolio.

New Perspective Fund	21

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

Collateral — To reduce the risk to counterparties of forward currency contracts, the fund has entered into a collateral program with certain counterparties. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2013, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2009, by state tax authorities for tax years before 2008 and by tax authorities outside the U.S. for tax years before 2006.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of

22	New Perspective Fund

securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended September 30, 2013, the fund reclassified $59,811,000 from undistributed net realized gain to undistributed net investment income and $127,964,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting. The fund also utilized capital loss carryforward of $528,898,000.

As of September 30, 2013, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$396,081
Undistributed long-term capital gains	2,485,486
Gross unrealized appreciation on investment securities	19,049,806
Gross unrealized depreciation on investment securities	(669,460)
Net unrealized appreciation on investment securities	18,380,346
Cost of investment securities	33,197,588

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended September 30
Share class	2013	2012
Class A	$317,926	$299,680
Class B	323	126
Class C	3,414	2,117
Class F-1	10,848	10,596
Class F-2	11,587	7,118
Class 529-A	11,820	10,161
Class 529-B	—	—
Class 529-C	777	525
Class 529-E	461	397
Class 529-F-1	470	377
Class R-1	272	231
Class R-2	1,870	1,204
Class R-3	10,925	8,484
Class R-4	14,941	12,022
Class R-5	16,866	15,622
Class R-6	57,657	44,507
Total	$460,157	$413,167

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.360% on such assets in excess of $55 billion. For the year ended September 30, 2013, the investment advisory services fee was $181,943,000, which was equivalent to an annualized rate of 0.387% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described on the following page:

New Perspective Fund	23

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of September 30, 2013, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

For the year ended September 30, 2013, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$75,260	$45,999	$3,189	Not applicable
Class B	3,189	468	Not applicable	Not applicable
Class C	12,578	1,729	631	Not applicable
Class F-1	2,992	1,471	600	Not applicable
Class F-2	Not applicable	807	474	Not applicable
Class 529-A	2,706	1,306	627	$1,231
Class 529-B	438	54	22	44
Class 529-C	2,889	329	146	286
Class 529-E	314	45	32	62
Class 529-F-1	—	45	22	42
Class R-1	842	93	42	Not applicable
Class R-2	4,180	1,887	282	Not applicable
Class R-3	7,291	2,282	733	Not applicable
Class R-4	3,687	1,493	742	Not applicable
Class R-5	Not applicable	644	659	Not applicable
Class R-6	Not applicable	15	2,402	Not applicable
Total class-specific expenses	$116,366	$58,667	$10,603	$1,665

24	New Perspective Fund

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $860,000, shown on the accompanying financial statements, includes $376,000 in current fees (either paid in cash or deferred) and a net increase of $484,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC,AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended September 30, 2013

Class A	$2,345,405	70,567	$307,830	9,911	$(3,971,360)	(121,062)	$(1,318,125)	(40,584)
Class B	5,972	182	320	10	(149,315)	(4,614)	(143,023)	(4,422)
Class C	178,914	5,499	3,329	110	(268,401)	(8,359)	(86,158)	(2,750)
Class F-1	378,029	11,397	10,615	343	(353,424)	(11,082)	35,220	658
Class F-2	538,509	16,543	10,449	337	(227,008)	(6,819)	321,950	10,061
Class 529-A	150,966	4,616	11,816	383	(153,707)	(4,694)	9,075	305
Class 529-B	875	27	—	—	(19,629)	(610)	(18,754)	(583)
Class 529-C	36,198	1,124	777	26	(42,307)	(1,317)	(5,332)	(167)
Class 529-E	6,830	210	461	15	(9,766)	(302)	(2,475)	(77)
Class 529-F-1	13,027	396	470	16	(7,812)	(235)	5,685	177
Class R-1	16,836	525	272	9	(24,022)	(766)	(6,914)	(232)
Class R-2	130,762	4,064	1,867	61	(178,211)	(5,562)	(45,582)	(1,437)
Class R-3	391,534	12,091	10,920	357	(366,015)	(11,328)	36,439	1,120
Class R-4	384,883	11,848	14,938	486	(359,685)	(11,051)	40,136	1,283
Class R-5	353,755	10,770	16,834	543	(584,025)	(17,603)	(213,436)	(6,290)
Class R-6	1,557,652	46,728	57,475	1,850	(534,857)	(16,065)	1,080,270	32,513
Total net increase (decrease)	$6,490,147	196,587	$448,373	14,457	$(7,249,544)	(221,469)	$(311,024)	(10,425)

Year ended September 30, 2012

Class A	$1,614,870	57,455	$289,683	11,057	$(4,586,419)	(163,696)	$(2,681,866)	(95,184)
Class B	6,265	227	124	5	(236,908)	(8,609)	(230,519)	(8,377)
Class C	111,479	4,065	2,057	80	(342,247)	(12,571)	(228,711)	(8,426)
Class F-1	354,326	12,630	10,414	400	(379,690)	(13,773)	(14,950)	(743)
Class F-2	186,187	6,533	6,147	235	(140,282)	(5,018)	52,052	1,750
Class 529-A	141,979	5,114	10,157	391	(128,778)	(4,612)	23,358	893
Class 529-B	1,282	47	—	—	(26,417)	(968)	(25,135)	(921)
Class 529-C	38,377	1,405	525	20	(38,724)	(1,415)	178	10
Class 529-E	6,349	231	396	15	(7,353)	(266)	(608)	(20)
Class 529-F-1	10,251	371	376	14	(6,435)	(230)	4,192	155
Class R-1	21,807	805	230	9	(20,727)	(765)	1,310	49
Class R-2	118,038	4,309	1,203	47	(174,723)	(6,403)	(55,482)	(2,047)
Class R-3	306,926	11,043	8,477	329	(299,974)	(10,880)	15,429	492
Class R-4	311,964	11,183	12,018	463	(268,747)	(9,635)	55,235	2,011
Class R-5	272,233	9,779	15,592	596	(304,716)	(10,752)	(16,891)	(377)
Class R-6	711,188	25,153	44,506	1,699	(407,330)	(14,617)	348,364	12,235
Total net increase (decrease)	$4,213,521	150,350	$401,905	15,360	$(7,369,470)	(264,210)	$(2,754,044)	(98,500)

*	Includes exchanges between share classes of the fund.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $13,687,871,000 and $13,069,088,000, respectively, during the year ended September 30, 2013.

New Perspective Fund	25

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net Investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers[3]	Ratio of net income to average net assets[3]
Class A:
Year ended 9/30/2013	$30.34	$.34	$6.17	$6.51	$(.33)	$—	$(.33)	$36.52	21.65%	$34,514.79%		.79%	1.04%
Year ended 9/30/2012	24.88	.31	5.44	5.75	(.29)	—	(.29)	30.34	23.27	29,906.80		.80	1.11
Year ended 9/30/2011	26.54	.29	(1.66)	(1.37)	(.29)	—	(.29)	24.88	(5.30)	26,896.77		.77	1.02
Year ended 9/30/2010	24.63	.29	1.93	2.22	(.31)	—	(.31)	26.54	9.05	31,425.79		.79	1.14
Year ended 9/30/2009	26.30	.31	.15	.46	(.55)	(1.58)	(2.13)	24.63	4.66	31,925.85		.84	1.54
Class B:
Year ended 9/30/2013	29.86	.09	6.10	6.19	(.03)	—	(.03)	36.02	20.75	287	1.54	1.54	.27
Year ended 9/30/2012	24.42	.08	5.37	5.45	(.01)	—	(.01)	29.86	22.31	370	1.56	1.56	.31
Year ended 9/30/2011	26.02	.07	(1.63)	(1.56)	(.04)	—	(.04)	24.42	(6.00)	507	1.54	1.54	.24
Year ended 9/30/2010	24.15	.08	1.91	1.99	(.12)	—	(.12)	26.02	8.25	769	1.55	1.55	.34
Year ended 9/30/2009	25.70	.15	.18	.33	(.30)	(1.58)	(1.88)	24.15	3.85	1,031	1.60	1.59	.78
Class C:
Year ended 9/30/2013	29.44	.08	6.00	6.08	(.09)	—	(.09)	35.43	20.69	1,354	1.59	1.59	.24
Year ended 9/30/2012	24.12	.08	5.29	5.37	(.05)	—	(.05)	29.44	22.27	1,206	1.60	1.60	.30
Year ended 9/30/2011	25.76	.06	(1.62)	(1.56)	(.08)	—	(.08)	24.12	(6.08)	1,191	1.58	1.58	.22
Year ended 9/30/2010	23.95	.08	1.88	1.96	(.15)	—	(.15)	25.76	8.19	1,404	1.59	1.59	.34
Year ended 9/30/2009	25.52	.15	.17	.32	(.31)	(1.58)	(1.89)	23.95	3.85	1,365	1.62	1.61	.77
Class F-1:
Year ended 9/30/2013	30.19	.33	6.14	6.47	(.32)	—	(.32)	36.34	21.62	1,385.82		.82	1.00
Year ended 9/30/2012	24.76	.31	5.40	5.71	(.28)	—	(.28)	30.19	23.24	1,131.82		.82	1.11
Year ended 9/30/2011	26.42	.28	(1.65)	(1.37)	(.29)	—	(.29)	24.76	(5.34)	946.81		.81	1.00
Year ended 9/30/2010	24.53	.28	1.92	2.20	(.31)	—	(.31)	26.42	9.04	1,002.81		.81	1.13
Year ended 9/30/2009	26.20	.31	.15	.46	(.55)	(1.58)	(2.13)	24.53	4.67	924.83		.82	1.55
Class F-2:
Year ended 9/30/2013	30.35	.44	6.15	6.59	(.42)	—	(.42)	36.52	21.97	1,176.54		.54	1.31
Year ended 9/30/2012	24.90	.39	5.42	5.81	(.36)	—	(.36)	30.35	23.56	672.54		.54	1.37
Year ended 9/30/2011	26.57	.36	(1.67)	(1.31)	(.36)	—	(.36)	24.90	(5.10)	508.55		.55	1.28
Year ended 9/30/2010	24.67	.36	1.92	2.28	(.38)	—	(.38)	26.57	9.32	390.55		.55	1.42
Year ended 9/30/2009	26.31	.28	.25	.53	(.59)	(1.58)	(2.17)	24.67	4.97	282.58		.57	1.29
Class 529-A:
Year ended 9/30/2013	30.08	.32	6.11	6.43	(.31)	—	(.31)	36.20	21.57	1,379.87		.87	.96
Year ended 9/30/2012	24.68	.29	5.38	5.67	(.27)	—	(.27)	30.08	23.16	1,137.88		.88	1.05
Year ended 9/30/2011	26.35	.27	(1.66)	(1.39)	(.28)	—	(.28)	24.68	(5.40)	911.85		.85	.96
Year ended 9/30/2010	24.46	.27	1.92	2.19	(.30)	—	(.30)	26.35	9.01	911.85		.85	1.10
Year ended 9/30/2009	26.14	.30	.15	.45	(.55)	(1.58)	(2.13)	24.46	4.62	788.89		.88	1.50
Class 529-B:
Year ended 9/30/2013	29.64	.05	6.06	6.11	—	—	—	35.75	20.61	40	1.66	1.66	.15
Year ended 9/30/2012	24.26	.05	5.33	5.38	—	—	—	29.64	22.18	51	1.68	1.68	.20
Year ended 9/30/2011	25.87	.04	(1.63)	(1.59)	(.02)	—	(.02)	24.26	(6.15)	64	1.65	1.65	.13
Year ended 9/30/2010	24.04	.06	1.89	1.95	(.12)	—	(.12)	25.87	8.14	92	1.65	1.65	.26
Year ended 9/30/2009	25.64	.14	.16	.30	(.32)	(1.58)	(1.90)	24.04	3.77	109	1.71	1.70	.69
Class 529-C:
Year ended 9/30/2013	29.46	.06	6.00	6.06	(.09)	—	(.09)	35.43	20.61	317	1.66	1.66	.17
Year ended 9/30/2012	24.17	.07	5.28	5.35	(.06)	—	(.06)	29.46	22.16	268	1.67	1.67	.25
Year ended 9/30/2011	25.82	.05	(1.62)	(1.57)	(.08)	—	(.08)	24.17	(6.11)	220	1.64	1.64	.17
Year ended 9/30/2010	24.01	.07	1.88	1.95	(.14)	—	(.14)	25.82	8.13	227	1.65	1.65	.30
Year ended 9/30/2009	25.62	.14	.16	.30	(.33)	(1.58)	(1.91)	24.01	3.77	205	1.70	1.69	.70
Class 529-E:
Year ended 9/30/2013	29.81	.23	6.07	6.30	(.24)	—	(.24)	35.87	21.27	68	1.12	1.12	.71
Year ended 9/30/2012	24.46	.22	5.33	5.55	(.20)	—	(.20)	29.81	22.81	59	1.14	1.14	.78
Year ended 9/30/2011	26.11	.19	(1.63)	(1.44)	(.21)	—	(.21)	24.46	(5.62)	49	1.13	1.13	.68
Year ended 9/30/2010	24.26	.20	1.89	2.09	(.24)	—	(.24)	26.11	8.66	51	1.14	1.14	.81
Year ended 9/30/2009	25.91	.24	.16	.40	(.47)	(1.58)	(2.05)	24.26	4.34	45	1.19	1.18	1.21

26	New Perspective Fund

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net Investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers[3]	Ratio of net income to average net assets[3]
Class 529-F-1:
Year ended 9/30/2013	$30.07	$.39	$6.10	$6.49	$(.38)	$—	$(.38)	$36.18	21.80%	$50.65%		.65%	1.18%
Year ended 9/30/2012	24.68	.36	5.37	5.73	(.34)	—	(.34)	30.07	23.43	36.67		.67	1.27
Year ended 9/30/2011	26.34	.35	(1.67)	(1.32)	(.34)	—	(.34)	24.68	(5.18)	26.64		.64	1.22
Year ended 9/30/2010	24.44	.33	1.92	2.25	(.35)	—	(.35)	26.34	9.25	20.64		.64	1.32
Year ended 9/30/2009	26.15	.34	.14	.48	(.61)	(1.58)	(2.19)	24.44	4.83	15.69		.68	1.70
Class R-1:
Year ended 9/30/2013	29.27	.08	5.96	6.04	(.10)	—	(.10)	35.21	20.70	92	1.56	1.56	.26
Year ended 9/30/2012	24.01	.10	5.24	5.34	(.08)	—	(.08)	29.27	22.30	83	1.57	1.57	.36
Year ended 9/30/2011	25.66	.07	(1.61)	(1.54)	(.11)	—	(.11)	24.01	(6.06)	67	1.57	1.57	.25
Year ended 9/30/2010	23.87	.09	1.87	1.96	(.17)	—	(.17)	25.66	8.24	69	1.58	1.58	.39
Year ended 9/30/2009	25.51	.15	.15	.30	(.36)	(1.58)	(1.94)	23.87	3.84	53	1.61	1.60	.78
Class R-2:
Year ended 9/30/2013	29.47	.10	6.00	6.10	(.11)	—	(.11)	35.46	20.74	599	1.53	1.53	.30
Year ended 9/30/2012	24.15	.09	5.29	5.38	(.06)	—	(.06)	29.47	22.32	540	1.58	1.58	.33
Year ended 9/30/2011	25.79	.07	(1.62)	(1.55)	(.09)	—	(.09)	24.15	(6.07)	492	1.57	1.57	.24
Year ended 9/30/2010	23.97	.08	1.88	1.96	(.14)	—	(.14)	25.79	8.20	563	1.61	1.61	.33
Year ended 9/30/2009	25.58	.13	.17	.30	(.33)	(1.58)	(1.91)	23.97	3.77	544	1.71	1.70	.68
Class R-3:
Year ended 9/30/2013	29.79	.24	6.05	6.29	(.25)	—	(.25)	35.83	21.25	1,625	1.11	1.11	.73
Year ended 9/30/2012	24.43	.22	5.34	5.56	(.20)	—	(.20)	29.79	22.87	1,317	1.12	1.12	.80
Year ended 9/30/2011	26.08	.20	(1.64)	(1.44)	(.21)	—	(.21)	24.43	(5.62)	1,068	1.11	1.11	.70
Year ended 9/30/2010	24.23	.20	1.90	2.10	(.25)	—	(.25)	26.08	8.71	1,159	1.12	1.12	.82
Year ended 9/30/2009	25.88	.25	.15	.40	(.47)	(1.58)	(2.05)	24.23	4.36	1,095	1.15	1.14	1.25
Class R-4:
Year ended 9/30/2013	30.04	.34	6.10	6.44	(.34)	—	(.34)	36.14	21.63	1,643.80		.80	1.03
Year ended 9/30/2012	24.64	.31	5.37	5.68	(.28)	—	(.28)	30.04	23.25	1,327.81		.81	1.12
Year ended 9/30/2011	26.30	.29	(1.66)	(1.37)	(.29)	—	(.29)	24.64	(5.34)	1,039.81		.81	1.01
Year ended 9/30/2010	24.43	.28	1.91	2.19	(.32)	—	(.32)	26.30	9.01	1,039.81		.81	1.12
Year ended 9/30/2009	26.12	.31	.14	.45	(.56)	(1.58)	(2.14)	24.43	4.68	905.83		.82	1.54
Class R-5:
Year ended 9/30/2013	30.37	.45	6.15	6.60	(.42)	—	(.42)	36.55	21.99	1,278.50		.50	1.35
Year ended 9/30/2012	24.91	.40	5.43	5.83	(.37)	—	(.37)	30.37	23.64	1,253.50		.50	1.41
Year ended 9/30/2011	26.57	.37	(1.66)	(1.29)	(.37)	—	(.37)	24.91	(5.04)	1,037.51		.51	1.29
Year ended 9/30/2010	24.66	.32	1.97	2.29	(.38)	—	(.38)	26.57	9.34	1,241.51		.51	1.29
Year ended 9/30/2009	26.36	.38	.14	.52	(.64)	(1.58)	(2.22)	24.66	5.00	2,386.53		.52	1.87
Class R-6:
Year ended 9/30/2013	30.41	.46	6.17	6.63	(.44)	—	(.44)	36.60	22.05	5,887.45		.45	1.38
Year ended 9/30/2012	24.95	.41	5.43	5.84	(.38)	—	(.38)	30.41	23.67	3,902.46		.46	1.47
Year ended 9/30/2011	26.61	.40	(1.68)	(1.28)	(.38)	—	(.38)	24.95	(4.99)	2,896.46		.46	1.38
Year ended 9/30/2010	24.67	.41	1.89	2.30	(.36)	—	(.36)	26.61	9.40	2,437.46		.46	1.63
Period from 5/1/2009 to 9/30/2009[4]	19.28	.17	5.22	5.39	—	—	—	24.67	27.96	450.21		.21	.76

	Year ended September 30
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	30%	16%	24%	24%	32%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During one of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.

See Notes to Financial Statements

New Perspective Fund	27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of New Perspective Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New Perspective Fund (the “Fund”) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
November 5, 2013

28	New Perspective Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2013, through September 30, 2013).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

New Perspective Fund	29

	Beginning account value 4/1/2013	Ending account value 9/30/2013	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$1,099.98	$4.16	.79%
Class A — assumed 5% return	1,000.00	1,021.11	4.00	.79
Class B — actual return	1,000.00	1,095.84	8.09	1.54
Class B — assumed 5% return	1,000.00	1,017.35	7.79	1.54
Class C — actual return	1,000.00	1,095.53	8.30	1.58
Class C — assumed 5% return	1,000.00	1,017.15	7.99	1.58
Class F-1 — actual return	1,000.00	1,099.87	4.37	.83
Class F-1 — assumed 5% return	1,000.00	1,020.91	4.20	.83
Class F-2 — actual return	1,000.00	1,101.33	2.79	.53
Class F-2 — assumed 5% return	1,000.00	1,022.41	2.69	.53
Class 529-A — actual return	1,000.00	1,099.65	4.53	.86
Class 529-A — assumed 5% return	1,000.00	1,020.76	4.36	.86
Class 529-B — actual return	1,000.00	1,095.27	8.67	1.65
Class 529-B — assumed 5% return	1,000.00	1,016.80	8.34	1.65
Class 529-C — actual return	1,000.00	1,095.21	8.67	1.65
Class 529-C — assumed 5% return	1,000.00	1,016.80	8.34	1.65
Class 529-E — actual return	1,000.00	1,097.94	5.84	1.11
Class 529-E — assumed 5% return	1,000.00	1,019.50	5.62	1.11
Class 529-F-1 — actual return	1,000.00	1,100.70	3.42	.65
Class 529-F-1 — assumed 5% return	1,000.00	1,021.81	3.29	.65
Class R-1 — actual return	1,000.00	1,095.52	8.19	1.56
Class R-1 — assumed 5% return	1,000.00	1,017.25	7.89	1.56
Class R-2 — actual return	1,000.00	1,095.78	7.99	1.52
Class R-2 — assumed 5% return	1,000.00	1,017.45	7.69	1.52
Class R-3 — actual return	1,000.00	1,098.08	5.79	1.10
Class R-3 — assumed 5% return	1,000.00	1,019.55	5.57	1.10
Class R-4 — actual return	1,000.00	1,099.81	4.21	.80
Class R-4 — assumed 5% return	1,000.00	1,021.06	4.05	.80
Class R-5 — actual return	1,000.00	1,101.58	2.63	.50
Class R-5 — assumed 5% return	1,000.00	1,022.56	2.54	.50
Class R-6 — actual return	1,000.00	1,101.73	2.37	.45
Class R-6 — assumed 5% return	1,000.00	1,022.81	2.28	.45

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2013:

Foreign taxes	$0.04 per share
Foreign source income	$0.41 per share
Qualified dividend income	100%
Corporate dividends received deduction	$286,351,000
U.S. government income that may be exempt from state taxation	$841,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2014, to determine the calendar year amounts to be included on their 2013 tax returns. Shareholders should consult their tax advisors.

30	New Perspective Fund

Board of trustees and other officers

“Independent” trustees1

Name and age	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Elisabeth Allison, 67	1991	Director, The Stanton Foundation; former Senior Business Advisor, Harvard Medical School	3	None
Vanessa C. L. Chang, 61	2000	Director, EL & EL Investments (real estate)	7	Edison International; Transocean Ltd.
Nicholas Donatiello, Jr., 53	2008	President and CEO, Odyssey Ventures, Inc. (business strategy and marketing consulting)	3	Dolby Laboratories, Inc.
Koichi Itoh, 73 Chairman of the Board(Independent and Non-Executive)	1994	Chairman of the Board, Itoh Building Co., Ltd. (building management)	6	None
William H. Kling, 71	1987	President Emeritus, American Public Media	10	None
William I. Miller, 57	1992	President, The Wallace Foundation; Chairman of the Board, Irwin Management Company; former Chairman of the Board and CEO, Irwin Financial Corporation	3	Cummins, Inc.
Alessandro Ovi, 69	2005	Publisher and Editor, Technology Review; President, TechRev.srl; former Special Advisor to the Italian Prime Minister; former Special Advisor to the President of the European Commission (2001–2005)	3	Guala Closures SpA; Landi Renzo SpA; ST Microelectronics SNV

Robert A. Fox, John G. McDonald and Jaime Chico Pardo, trustees of the fund since 1979, 1978 and 2011, respectively, have retired from the board. The trustees thank Messrs. Fox and Pardo and Prof. McDonald for their dedication and service to the fund.

“Interested” trustees4,5

Name, age and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael J. Thawley, 64 Vice Chairman of the Board	2008	Senior Vice President, Capital Research and Management Company; Senior Vice President and International Advisor, Capital Strategy Research, Inc.;[6] former Australian Ambassador to the United States (2000–2005)	5	None
Robert W. Lovelace, 51 President	2001	President and Director, Capital Research and Management Company; Senior Vice President — Capital International Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]	2	None
Gregg E. Ireland, 63 Senior Vice President	1991	Senior Vice President — Capital World Investors, Capital Research and Management Company	1	None

See page 32 for footnotes.

New Perspective Fund	31

Chairman emeritus

Walter P. Stern, 85	Vice Chairman of the Board, Capital International, Inc.[6]

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers5

Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Joanna F. Jonsson, 50 Senior Vice President	2008	Director, Capital Research and Management Company; Senior Vice President — Capital World Investors, Capital Research Company;[6] Director, Capital International Limited[6]
Walter R. Burkley, 47 Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[6]
Brady L. Enright, 46 Vice President	2008	Senior Vice President — Capital World Investors, Capital Research and Management Company
F. Galen Hoskin, 49 Vice President	2003	Senior Vice President — Capital World Investors, Capital Research Company;[6] Director, Capital Strategy Research, Inc.[6]
Jonathan Knowles, Ph.D., 52 Vice President	1998	Director, Capital Research and Management Company; Senior Vice President — Capital World Investors, Capital Research Company[6]
Vincent P. Corti, 57 Secretary	1984	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 41 Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 62 Assistant Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Ari M. Vinocor, 39 Assistant Treasurer	2011	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

32	New Perspective Fund

Offices of the fund and of the investment adviser

Capital Research and Management
Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public accounting firm
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2013, portfolio of New Perspective Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New Perspective Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of New Perspective Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2013, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 25 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 58% of 10-year periods and 63% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2012.
[2]	Based on Class A share results for periods through December 31, 2012. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
[3]	Based on management fees for the 20-year period ended December 31, 2012, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C.L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2012	$111,000
2013	$114,000

b) Audit-Related Fees:
2012	None
2013	None

c) Tax Fees:
2012	None
2013	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2012	None
2013	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2012	None
2013	None

c) Tax Fees:
2012	$1,000
2013	$32,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2012	$2,000
2013	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $2,000 for fiscal year 2012 and $42,000 for fiscal year 2013. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in

Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

New Perspective Fund® Investment portfolio September 30, 2013

Common stocks 94.07%
		Value
Consumer discretionary 18.92%	Shares	(000)

Amazon.com, Inc.[1]	3,937,000	$1,230,864
Naspers Ltd., Class N	8,515,624	787,455
Home Depot, Inc.	10,000,000	758,500
Burberry Group PLC[2]	22,300,991	589,924
priceline.com Inc.[1]	501,000	506,486
Time Warner Inc.	6,976,700	459,137
Toyota Motor Corp.	6,749,900	430,560
Swatch Group Ltd, non-registered shares	498,968	321,114
Swatch Group Ltd	681,770	76,896
adidas AG	3,425,478	371,567
Honda Motor Co., Ltd.	8,757,300	332,759
Las Vegas Sands Corp.	4,916,600	326,561
Starbucks Corp.	4,050,000	311,728
Industria de Diseño Textil, SA	1,925,457	296,693
Liberty Global PLC, Class A1	2,471,000	196,074
CBS Corp., Class B	4,465,000	246,289
Walt Disney Co.	3,800,000	245,062
Hyundai Mobis Co., Ltd.	803,600	213,860
Carnival Corp., units	6,335,000	206,774
MGM Resorts International[1]	10,000,000	204,400
Tiffany & Co.	2,330,900	178,593
Publicis Groupe SA	2,131,544	169,617
Ford Motor Co.	10,000,000	168,700
Delphi Automotive PLC	2,233,000	130,452
Coach, Inc.	2,103,500	114,704
LVMH Moët Hennessey-Louis Vuitton SA	548,000	107,942
Johnson Controls, Inc.	2,500,000	103,750
Expedia, Inc.	1,800,000	93,222
General Motors Co.[1]	2,500,000	89,925
Suzuki Motor Corp.	3,360,000	80,398
Arcos Dorados Holdings Inc., Class A	6,200,600	73,477
Nikon Corp.	4,171,900	72,704
NIKE, Inc., Class B	1,000,000	72,640
Christian Dior SA	370,000	72,555
Wynn Macau, Ltd.	15,044,800	51,307
DIRECTV[1]	756,700	45,213
Bayerische Motoren Werke AG	252,000	27,093
Kia Motors Corp.	295,000	17,925
		9,782,920

Financials 14.20%

CME Group Inc., Class A	8,208,732	606,461
American Express Co.	7,500,000	566,400
ACE Ltd.	5,903,800	552,360
Citigroup Inc.	10,582,600	513,362
Common stocks
		Value
Financials (continued)	Shares	(000)

AIA Group Ltd.	107,328,000	$ 504,404
Goldman Sachs Group, Inc.	2,901,500	459,046
Prudential PLC	22,986,141	428,313
JPMorgan Chase & Co.	6,720,000	347,357
Moody’s Corp.	4,657,100	327,534
HSBC Holdings PLC	25,287,461	274,038
Sumitomo Mitsui Financial Group, Inc.	5,670,000	273,708
ORIX Corp.	14,399,940	233,663
Weyerhaeuser Co.[1]	7,105,000	203,416
Morgan Stanley	7,500,000	202,125
AXA SA	8,612,650	199,534
ICICI Bank Ltd. (ADR)	4,758,700	145,045
ICICI Bank Ltd.	2,800,000	39,521
Allianz SE	1,039,800	163,458
Tokio Marine Holdings, Inc.	4,550,000	148,357
Barclays PLC	32,907,600	141,443
BNP Paribas SA	2,014,250	136,249
Standard Chartered PLC	5,288,700	126,801
Deutsche Bank AG	2,655,000	121,906
Sampo Oyj, Class A	2,299,900	98,819
Bank of Nova Scotia	1,630,000	93,364
ING Groep NV, depository receipts[1]	8,060,000	91,059
McGraw Hill Financial, Inc.	1,300,000	85,267
DNB ASA	5,094,318	77,348
BlackRock, Inc.	250,000	67,655
Rayonier Inc.[1]	1,194,800	66,491
Bank of China Ltd., Class H	96,350,000	43,977
		7,338,481

Health care 12.90%

Novo Nordisk A/S, Class B	11,247,317	1,909,541
Bayer AG	6,224,860	734,001
Gilead Sciences, Inc.[1]	9,352,700	587,724
Regeneron Pharmaceuticals, Inc.[1]	1,422,000	444,901
Baxter International Inc.	5,731,000	376,470
Novartis AG	4,055,000	311,630
Roche Holding AG	1,126,300	303,759
Merck & Co., Inc.	6,010,000	286,136
Bristol-Myers Squibb Co.	5,449,500	252,203
Celgene Corp.[1]	1,447,000	222,737
Vertex Pharmaceuticals Inc.[1]	2,510,000	190,308
Grifols, SA, Class B (ADR)	3,829,500	115,957
Grifols, SA, Class B, non-registered shares	1,576,222	48,352
AstraZeneca PLC	2,965,000	154,345
Edwards Lifesciences Corp.[1]	2,170,000	151,097
Intuitive Surgical, Inc.[1]	367,000	138,091
UCB SA	2,237,704	136,197
Pfizer Inc.	4,000,000	114,840
Mindray Medical International Ltd., Class A (ADR)	2,674,000	103,992
Sonic Healthcare Ltd.	4,753,304	71,792
Sonova Holding AG	98,658	12,262
		6,666,335

Common stocks
		Value
Industrials 11.26%	Shares	(000)

Delta Air Lines, Inc.	25,000,000	$ 589,750
United Technologies Corp.	4,429,900	477,632
Boeing Co.	3,892,000	457,310
European Aeronautic Defence and Space Co. EADS NV	5,770,326	367,642
United Continental Holdings, Inc.[1]	11,500,000	353,165
KONE Oyj, Class B	3,932,500	350,859
General Electric Co.	14,000,000	334,460
Schneider Electric SA	3,593,108	303,857
Rolls-Royce Holdings PLC[1]	15,873,000	285,748
Intertek Group PLC	3,620,428	193,710
Ryanair Holdings PLC (ADR)	3,869,499	192,469
Experian PLC	9,470,000	180,446
ASSA ABLOY AB, Class B	3,384,100	155,338
Vallourec SA	2,258,000	135,233
Honeywell International Inc.	1,500,000	124,560
Siemens AG	1,000,000	120,485
Union Pacific Corp.	770,500	119,690
Geberit AG	423,000	114,222
Michael Page International PLC	14,279,900	113,809
Marubeni Corp.	14,470,000	113,646
W.W. Grainger, Inc.	419,500	109,787
Parker-Hannifin Corp.	1,000,000	108,720
Deere & Co.	1,300,000	105,807
Mitsubishi Heavy Industries, Ltd.	17,790,000	101,895
Eaton Corp. PLC	1,391,000	95,756
FANUC CORP.	495,800	81,763
Precision Castparts Corp.	175,000	39,767
Komatsu Ltd.	1,516,700	37,634
Atlas Copco AB, Class B	1,181,500	31,216
Cummins Inc.	182,000	24,182
		5,820,558

Information technology 11.25%

Google Inc., Class A1	964,800	845,078
ASML Holding NV	5,286,281	522,063
ASML Holding NV (New York registered)	2,564,870	253,306
Taiwan Semiconductor Manufacturing Co. Ltd.	152,783,994	519,322
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	3,000,000	50,880
Microsoft Corp.	14,785,000	492,488
Texas Instruments Inc.	10,581,791	426,129
VeriSign, Inc.[1]	6,152,044	313,077
Avago Technologies Ltd.	5,560,000	239,747
Murata Manufacturing Co., Ltd.	3,008,300	229,230
ARM Holdings PLC	12,350,783	197,148
OMRON Corp.	5,125,000	184,833
Oracle Corp.	5,238,000	173,744
MasterCard Inc., Class A	225,000	151,375
Amphenol Corp., Class A	1,820,000	140,832
salesforce.com, inc.[1]	2,712,000	140,780
Jabil Circuit, Inc.	6,048,500	131,131
Nintendo Co., Ltd.	1,120,800	126,909
Samsung Electronics Co. Ltd.	84,000	106,849
Hewlett-Packard Co.	5,000,000	104,900
Rackspace Hosting, Inc.[1]	1,650,000	87,054
Common stocks
		Value
Information technology (continued)	Shares	(000)

Apple Inc.	180,300	$ 85,958
Analog Devices, Inc.	1,700,000	79,985
TDK Corp.	2,016,800	78,994
Broadcom Corp., Class A	2,500,000	65,025
Infineon Technologies AG	4,767,300	47,694
TE Connectivity Ltd.	371,875	19,256
		5,813,787

Consumer staples 10.34%

British American Tobacco PLC	10,314,500	547,115
Nestlé SA	7,669,700	536,417
Pernod Ricard SA	3,780,791	469,491
Anheuser-Busch InBev NV	4,224,050	420,473
SABMiller PLC	7,584,008	385,951
PepsiCo, Inc.	4,095,900	325,624
Costco Wholesale Corp.	2,700,000	310,824
Philip Morris International Inc.	3,352,500	290,293
Shoprite Holdings Ltd.	15,315,952	252,311
Associated British Foods PLC	7,753,000	235,463
Unilever NV, depository receipts	5,270,000	205,009
Japan Tobacco Inc.	5,218,000	187,390
Kimberly-Clark Corp.	1,915,000	180,431
Coca-Cola Co.	4,558,700	172,684
Avon Products, Inc.	6,442,000	132,705
Mead Johnson Nutrition Co.	1,485,000	110,276
Mondelez International, Inc.	3,392,000	106,577
Procter & Gamble Co.	1,253,300	94,737
Colgate-Palmolive Co.	1,430,000	84,799
Wal-Mart de México, SAB de CV, Series V	29,667,984	78,015
Danone SA	1,000,000	75,273
Imperial Tobacco Group PLC	1,707,000	63,200
Coca-Cola Amatil Ltd.	4,704,261	53,804
Unilever PLC	677,000	26,742
		5,345,604

Energy 4.42%

Oil Search Ltd.	36,429,902	292,275
EOG Resources, Inc.	1,381,608	233,879
Canadian Natural Resources, Ltd.	6,875,000	216,051
Occidental Petroleum Corp.	2,170,000	202,982
Noble Energy, Inc.	3,020,000	202,370
Enbridge Inc.	3,942,900	164,675
FMC Technologies, Inc.[1]	2,493,000	138,162
ConocoPhillips	1,800,000	125,118
Technip SA	997,262	117,092
Cenovus Energy Inc. (CAD denominated)	1,772,600	52,900
Cenovus Energy Inc.	1,025,000	30,596
Schlumberger Ltd.	850,000	75,106
Baker Hughes Inc.	1,500,000	73,650
Royal Dutch Shell PLC, Class B	1,630,998	56,360
Royal Dutch Shell PLC, Class B (ADR)	200,000	13,770
INPEX CORP.	5,874,000	69,201
Halliburton Co.	1,142,899	55,031
Chevron Corp.	443,100	53,837
Common stocks
		Value
Energy (continued)	Shares	(000)

EnCana Corp.	3,000,000	$ 51,842
Transocean Ltd.	687,000	30,572
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	1,968,000	30,484
		2,285,953

Materials 4.09%

Linde AG	1,577,300	312,396
FMC Corp.	2,816,000	201,963
Monsanto Co.	1,750,000	182,647
First Quantum Minerals Ltd.	9,093,000	169,316
Glencore Xstrata PLC	30,638,000	167,003
Syngenta AG	404,000	165,022
Rio Tinto PLC	3,225,000	157,829
Holcim Ltd	2,018,548	150,216
Praxair, Inc.	800,000	96,168
Akzo Nobel NV	1,325,000	87,072
Potash Corp. of Saskatchewan Inc.	2,445,000	76,480
BASF SE	675,000	64,744
Dow Chemical Co.	1,580,000	60,672
BHP Billiton Ltd.	1,600,000	53,347
L’Air Liquide SA, bonus shares[3]	346,499	48,259
Impala Platinum Holdings Ltd.	3,865,000	47,684
Alcoa Inc.	5,400,000	43,848
United States Steel Corp.	1,500,000	30,885
		2,115,551

Telecommunication services 1.19%

SoftBank Corp.	4,719,700	326,026
Vodafone Group PLC	31,000,000	108,402
Koninklijke KPN NV	30,000,000	95,579
América Móvil, SAB de CV, Series L (ADR)	2,525,800	50,036
NII Holdings, Inc., Class B1	5,500,000	33,385
		613,428

Utilities 0.60%

GDF SUEZ	7,331,347	184,181
Cheung Kong Infrastructure Holdings Ltd.	16,732,000	115,956
National Grid PLC	662,000	7,829
		307,966

Miscellaneous 4.90%

Other common stocks in initial period of acquisition		2,536,147
Total common stocks (cost: $30,173,482,000)		48,626,730
Rights 0.02%

Miscellaneous 0.02%

Other rights in initial period of acquisition		9,296
Total rights (cost: $0)		9,296
Convertible securities 0.01%
	Principal amount	Value
Consumer staples 0.01%	(000)	(000)

Shoprite Holdings Ltd. 6.50% convertible notes 2017	ZAR43,260	$ 4,995
Total convertible securities (cost: $5,605,000)		4,995
Bonds, notes & other debt instruments 0.21%

U.S. Treasury bonds & notes 0.21%

U.S. Treasury 0.25% 2015	$ 28,325	28,322
U.S. Treasury 4.00% 2015[4]	74,925	78,829
Total bonds, notes & other debt instruments (cost: $107,081,000)		107,151
Short-term securities 5.47%

Freddie Mac 0.09%–0.17% due 12/10/2013–7/7/2014	797,216	796,937
Fannie Mae 0.09%–0.16% due 1/2–5/19/2014	496,500	496,388
Nordea Bank AB 0.15%–0.185% due 10/4–12/17/2013[5]	202,000	201,978
Svenska Handelsbanken Inc. 0.12%–0.20% due 10/7–11/20/2013[5]	173,000	172,965
National Australia Funding (Delaware) Inc. 0.14%–0.175% due 10/3–11/25/2013[5]	136,500	136,485
Mitsubishi UFJ Trust and Banking Corp. 0.17% due 10/3–10/7/2013[5]	62,800	62,799
Gotham Funding Corp. 0.16% due 10/10/2013[5]	30,300	30,299
Victory Receivables Corp. 0.16% due 10/3/2013[5]	21,600	21,600
Federal Home Loan Bank 0.10%–0.18% due 10/23/2013–7/1/2014	109,100	109,040
Sumitomo Mitsui Banking Corp. 0.15%–0.215% due 10/2–11/6/2013[5]	105,600	105,588
GlaxoSmithKline Finance PLC 0.07% due 10/18–11/4/2013[5]	97,700	97,694
Electricité de France 0.13%–0.21% due 10/30–12/11/2013[5]	96,700	96,676
Old Line Funding, LLC 0.20% due 12/6/2013[5]	35,260	35,256
Thunder Bay Funding, LLC 0.20% due 10/31/2013–1/27/2014[5]	53,655	53,629
Mizuho Funding LLC 0.21%–0.215% due 10/16–11/25/2013[5]	87,200	87,181
Toronto-Dominion Holdings USA Inc. 0.10%–0.23% due 10/16–11/8/2013[5]	73,000	72,996
Toyota Credit Canada Inc. 0.13% due 11/18/2013	50,000	49,995
KfW 0.17% due 11/5/2013[5]	50,000	49,995
Québec (Province of) 0.14% due 11/6/2013[5]	40,700	40,692
Federal Farm Credit Banks 0.13% due 11/20/2013	30,000	29,999
BHP Billiton Finance (USA) Limited 0.11% due 11/22/2013[5]	29,700	29,695
Coca-Cola Co. 0.18% due 1/7/2014[5]	24,300	24,295
Private Export Funding Corp. 0.245% due 4/29/2014[5]	14,000	13,980
Nestlé Finance International Ltd. 0.05% due 10/9/2013	13,600	13,600
Total short-term securities (cost $2,829,290,000)		2,829,762
Total investment securities (cost: $33,115,458,000)		51,577,934
Other assets less liabilities		116,102
Net assets		$51,694,036

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.

2Represents an affiliated company as defined under the Investment Company Act of 1940.

3Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $48,259,000, which represented ..09% of the net assets of the fund.

4A portion of this security was pledged as collateral for net losses on unsettled forward currency contracts. The total value of pledged collateral was $2,285,000, which represented less than .01% of the net assets of the fund.

5Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,333,803,000, which represented 2.58% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

ZAR = South African rand

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-007-1113O-S37717

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of New Perspective Fund

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of New Perspective Fund (the “Fund”) as of September 30, 2013, and for the year then ended and have issued our unqualified report thereon dated November 5, 2013 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund’s investment portfolio (the “Portfolio”) as of September 30, 2013 appearing in Item 6 of this Form N-CSR. The Portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP

Los Angeles, California

November 5, 2013

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW PERSPECTIVE FUND

By /s/ Michael J. Thawley
Michael J. Thawley, Vice Chairman and Principal Executive Officer

Date: November 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Michael J. Thawley
Michael J. Thawley, Vice Chairman and Principal Executive Officer

Date: November 29, 2013

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: November 29, 2013